UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 4, 2018
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NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
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DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

2980 Fairview Park Drive, Falls Church, Virginia 22042
(Address of principal executive offices) (Zip code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 4, 2018, the Board of Directors of Northrop Grumman Corporation (the “Company”) amended its Bylaws to (i) incorporate updates in and to align more closely with Delaware law, including updates with respect to stock certificates, consents and ballots, (ii) clarify provisions related to adjournment, postponement or cancellation of stockholder meetings, (iii) update the information to be provided with respect to stockholders’ nominees for director to enable them to be considered consistent with the requirements applicable to all nominees, (iv) clarify certain indemnification provisions, including with respect to advancement of expenses, and (v) incorporate technical, conforming and/or clarifying revisions.

The foregoing summary of the Bylaw amendments is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 3.1	Amended and Restated Bylaws, as amended December 4, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary

Date: December 10, 2018

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